MLIC Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

David L. Sweitzer
President/Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

MEMBERS Zone Annuity

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-210491

IN WITNESS WHEREOF, this 31 day of March, 2017

/s/David L. Sweitzer
David L. Sweitzer

MLIC Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Michael F. Anderson
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

MEMBERS Zone Annuity

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-210491

IN WITNESS WHEREOF, this 31 day of March, 2017

/s/Michael F. Anderson
Michael F. Anderson

MLIC Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Michael T. Defnet
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

MEMBERS Zone Annuity

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-210491

IN WITNESS WHEREOF, this 31 day of March, 2017

/s/Michael T. Defnet
Michael T. Defnet

MLIC Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Jason A. Pisarik
Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

MEMBERS Zone Annuity

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-210491

IN WITNESS WHEREOF, this 31 day of March, 2017

/s/Jason A. Pisarik
Jason A. Pisarik

MLIC Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Brian J. Borakove
Treasurer

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

MEMBERS Zone Annuity

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-210491

IN WITNESS WHEREOF, this 31 day of March, 2017

/s/Brian J. Borakove
Brian J. Borakove

MLIC Form S-1

MEMBERS LIFE INSURANCE COMPANY

Power of Attorney

Steven R. Suleski
Secretary/Director

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Tim Kovac or Ross D. Hansen, and each of them (with full power to each of them to act alone), his true and lawful attorneys-in-fact and agents, with full power of substitution and re-substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this registration statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments) to this registration statement, with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any other regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing appropriate or necessary to be done in order to effectuate the same, as fully to all intents and purposes as he himself might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

MEMBERS Zone Annuity

Product Name	1933 Act File Number
MEMBERS Zone Annuity	333-210491

IN WITNESS WHEREOF, this 31 day of March, 2017

/s/Steven R. Suleski
Steven R. Suleski